Exhibit 99.1

INDEMNITY AGREEMENT OF DIRECTOR

This INDEMNITY AGREEMENT (this “Agreement”) is effective as of __________ ___, 2___, between Interface, Inc., a Georgia corporation (the “Company”), and __________________________ (“Indemnitee”).

WHEREAS, it is essential to the Company to retain and attract as directors the most capable persons available; and

WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other Claims being asserted against directors of public companies in today’s environment (note that certain capitalized terms used herein are defined in Section 17 of this Agreement); and

WHEREAS, damages sought by class action plaintiffs in some cases amount to tens of millions of dollars and, whether or not the case is meritorious, the cost of defending them can be enormous with few individual directors having the resources to sustain such legal costs, not to mention the risk of a judgment running into millions even in cases where the defendant was neither culpable nor profited personally to the detriment of the corporation; and

WHEREAS, Section 14-2-851 of the Georgia Business Corporation Code (the “Code”), under which the Company is organized, empowers corporations to indemnify persons serving as a director of the corporation or a person who serves at the request of the corporation as a director, trustee, officer, partner, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

WHEREAS, the Bylaws of the Company permit the Company to indemnify any person who was or is a party or is threatened to be made a party to a proceeding by reason of the fact that he is or was a director or officer of the Company to the maximum extent permitted by, and in the manner provided by, the Code; and

WHEREAS, Section 14-2-859 of the Code empowers the Company to adopt resolutions or enter into a contract approved by the Company’s Board of Directors obligating the Company to provide indemnification, advance funds or pay for or reimburse expenses prior to any act or omission giving rise to a proceeding pursuant to which indemnification is permitted; and

WHEREAS, on October 27, 1998 the Company’s Board of Director adopted resolutions (the “Resolutions”) obligating the Company to indemnify directors and officers of the Company to the fullest extent permitted by law, to advance funds for expenses incurred and to take certain related actions; and

WHEREAS, in recognition of Indemnitee’s need for substantial protection against personal liability in order to enhance Indemnitee’s service to the Company in an effective manner, the increasing difficulty in obtaining satisfactory directors’ and officers’ liability insurance coverage, and in part, to provide Indemnitee with additional contractual assurances that indemnification protection provided under the Company’s Bylaws and the Resolutions will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of the Articles of Incorporation (“Articles”) or Bylaws (“Bylaws”) of the Company or any change in the composition of the Company’s Board of Directors or acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) authorized or permitted by law and as set forth in this Agreement, and for the continued coverage of Indemnitee under the Company’s directors’ and officers’ liability insurance policies; and

WHEREAS, in order to induce Indemnitee to serve or continue to serve as a director, the Company has agreed to provide Indemnitee with the benefits contemplated by this Agreement; and

WHEREAS, the Company’s Board of Directors is making no determination by this Agreement that indemnification of Indemnitee for any particular act or omission giving rise to a proceeding is permissible;

NOW, THEREFORE, in consideration of the premises and of Indemnitee agreeing to serve or to continue to serve the Company directly or, at its request, another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Basic Indemnification Arrangement and Advances for Expenses.

a)
In the event Indemnitee was, is, or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee to the fullest extent a Georgia corporation is authorized or permitted by law, without shareholder approval as provided in Section 14-2-856 of the Code, to indemnify its officers and directors, as soon as practicable but in any event no later than thirty (30) days after written demand is presented to the Company, against any and all Expenses, judgments, fines, penalties (whether civil, criminal or other) and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Claim; provided, however, that, except for proceedings to enforce rights to indemnification, the Company shall not be obligated to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized in advance, or unanimously consented to, by the Company’s Board of Directors. If so requested by Indemnitee, the Company shall, before final disposition of a Claim, advance (within five (5) business days of such request) any and all Expenses to Indemnitee to the fullest extent a Georgia corporation is authorized or permitted, without shareholder approval as provided in Section 14-2-856 of the Code, to advance Expenses to its officers and directors (an “Expense Advance”).

b)
Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 2 hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law; provided, however, that no entitlement decision need be made prior to an Expense Advance, and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 1(a) shall be subject to the condition that Indemnitee delivers to the Company: (A) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct under the Code or that the Claim involves conduct for which such Indemnitee’s liability has been eliminated under the Articles; and (B) his or her written undertaking to repay any Expense Advance if it is ultimately determined that Indemnitee is not entitled to indemnification under this Agreement, the Resolutions, Articles or the Code, which must be an unlimited general obligation of Indemnitee but need not be secured and may be accepted without reference to the financial ability of Indemnitee to make repayment. Notwithstanding the foregoing, if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has not been a Change in Control, the Reviewing Party shall be selected by the Company’s Board of Directors, and if there has been such a Change in Control, the Reviewing Party shall be the Independent Legal Counsel referred to in Section 2 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of Georgia having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

c)
No change in the Articles, Bylaws or Resolutions or in the Code subsequent to the date of this Agreement shall have the effect of limiting or eliminating the indemnification available under this Agreement as to any act, omission or capacity for which this Agreement provides indemnification at the time of such act, omission or capacity. If any change after the date of this Agreement in any applicable law, statute or rule expands the power of the Company to indemnify Indemnitee, such change shall to the same extent expand Indemnitee’s rights and the Company’s obligations under this Agreement. If any change in any applicable law, statute or rule diminishes the power of the Company to Indemnify Indemnitee, such change, except to the extent otherwise required by law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

d)
If the indemnification provided in Section 1(a) is unavailable or may not be paid to Indemnitee for any reason, then in respect of any threatened, pending or completed Claim in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding) other than any Claim in which final judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company, pursuant to the provisions of Section 16(b) of the Exchange Act or similar provisions of any federal, state or local statutory law, or on account of any payment by Indemnitee to the Company in respect of any claim for such an accounting, the Company shall contribute to the amount of expenses, judgments, fines and settlements paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and Indemnitee on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of the Company on the one hand and of Indemnitee on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Indemnitee on the other shall be determined by reference to, among other things, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 1(d) were determined by pro rata allocation or any other method of allocation that does not take account of the foregoing equitable considerations.

2.    Change in Control. The Company agrees that if there is a Change in Control, then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement, the Resolutions or any other agreement, or any Article or Bylaw provision now or hereinafter in effect relating to Claims for Indemnifiable Events, any determinations to be made by a Reviewing Party pursuant to the Resolutions or Section 14-2-855 of the Code, shall be made on behalf of the Company by Independent Legal Counsel selected by the Company in accordance with Section 14-2-855 from a list of at least three attorneys or firms of attorneys qualified to serve as Independent Legal Counsel provided by Indemnitee; provided, however, that in the event there are multiple officers and directors seeking indemnification with respect to a matter (the “indemnified parties”), the Company shall be obligated to select only one Independent Legal Counsel which shall be (i) selected from the aggregate of all lists of attorneys or firms submitted by the indemnified parties involved in such matter and (ii) not objected to in writing by any such indemnified party within ten (10) days of written notice of the identity of such Independent Legal Counsel to all such indemnified parties on any reasonable basis set forth in such notice of objection. Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under this Agreement, the Resolutions and applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

3.    Indemnification for Additional Expenses. The Company shall indemnify Indemnitee against any and all expenses (including attorneys’ fees) and, if requested by Indemnitee, shall (within five (5) business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement, the Resolutions, or any other agreement, or any Article or Bylaw provision now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors’ and officers’ liability insurance policies maintained by the Company; provided, however, that if there is a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee is not entitled to such indemnification, advance payment of expenses or insurance recovery, Indemnitee shall reimburse the Company for all such expenses theretofore paid under this Section 3.

4.    Partial Indemnity. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection with such Claims as to which Indemnitee has been successful.

5.    Burden of Proof. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

6.    No Presumptions. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by a Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law shall be a defense to Indemnitee’s claim for indemnification or reimbursement or advance payment of Expenses hereunder by the Company, or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief or is otherwise not entitled to indemnification hereunder.

7.    Nonexclusivity. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Resolutions, Articles, Bylaws or the Code or otherwise. To the extent that a change in the Code (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Resolutions, Articles, Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

8.    Liability Insurance.

a)
The Company hereby represents and warrants that the Company has purchased and maintains directors’ and officers’ liability insurance consisting of the following policies providing for an aggregate of $60,000,000 in coverage (collectively, the “D&O Insurance”): (a) a primary policy issued by Chubb Group Insurance Companies providing $15,000,000 in coverage; (b) an excess policy issued by The Hartford providing $15,000,000 in coverage; (c) an excess policy issued by Liberty International Underwriters providing $10,000,000 in coverage; (d) a Side A policy issued by St. Paul Travelers providing $10,000,000 in coverage and (e) a Side A policy issued by Axis providing $10,000,000 in coverage.

b)
The Company hereby covenants and agrees that, so long as Indemnitee shall continue to serve as a director of the Company and thereafter so long as Indemnitee shall be subject to any possible Claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was a director of the Company, the Company shall maintain in full force and effect the D&O Insurance, or substantially equivalent insurance coverage; provided, however, that the Company shall not be obligated hereunder to pay annual premiums for directors’ and officers’ liability insurance in excess of one hundred fifty percent (150%) of the annualized rate of premiums paid by the Company for D&O Insurance in Fiscal Year 2004 (the “Increased Rate”), and if the premiums for such insurance coverage would exceed the Increased Rate in any fiscal year, and the Company determines not to spend in excess of the Increased Rate, the Company shall endeavor to retain such type of coverage by amending the levels of self-insured retention and/or limits of liability of such insurance coverage so as not to exceed the Increased Rate.

c)
In all policies of D&O Insurance, Indemnitee shall be named as an insured in such manner as to provide Indemnitee the same rights and benefits, subject to the same limitations, as are accorded to the Company’s directors or officers most favorably insured by such policy.

9.    Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee’ s spouse, heirs, executors or personal or legal representatives after the expiration of two (2) years from the date of accrual of such cause of action, and any Claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two (2) year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

10.    Notices.

a)
Indemnitee shall give to the Company notice in writing as soon as practicable of any Claim made against him for which indemnification will or could be sought under this Agreement. Failure to give such notice shall not be cause for the Company not to indemnify Indemnitee or advance Expenses unless the Company can demonstrate that it was prejudiced by such failure.

b)
All communications, including without limitation notices, consents, requests or approvals, required or permitted to be given hereunder, shall be in writing and shall be either personally delivered or sent by Federal Express or other reputable overnight courier for next business day delivery, or sent by certified mail, return receipt requested, addressed as follows:

If to the Company:
Interface, Inc.
2859 Paces Ferry, Suite 2000
Atlanta, Georgia 30339
Attn: General Counsel

If to Indemnitee:
at the address set forth under Indemnitee’s name on the signature page hereto or at such other address as from time to time designated by written notice delivered in accordance herewith. Any notice personally served shall be deemed delivered on the date of such service. Any notice sent by overnight courier as provided above shall be deemed delivered on the first business day after the date such notice was actually delivered by such overnight courier or refused. Any notice sent by mail as provided above shall be deemed delivered on the date of actual receipt or refusal thereof.

11.    Amendments; Waiver. No supplement, modification or amendment of this Agreement, or any waiver or discharge of any provision of this Agreement, shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

12.    Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the related rights of recovery of Indemnitee against other persons or entities, and Indemnitee shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights, with all of Indemnitee’s reasonable expenses, including attorney’s fees and charges, related thereto to be reimbursed by, or at the option of Indemnitee, advanced by the Company.

13.    No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment under any insurance policy, the Articles, Bylaws or otherwise of the amounts otherwise indemnifiable hereunder.

14.    Successors; Binding Effect; Assignment. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company (and such successor will thereafter be deemed the “Company” for purposes of this Agreement), spouses, heirs, executors, administrators, distributees, legatees, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director of the Company. This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign or delegate this Agreement or any rights or obligations hereunder except as expressly provided in this Section 14. Without limiting the generality or effect of the foregoing, Indemnitee’s right to receive payments hereunder shall not be assignable, whether by pledge, creation of a security interest or otherwise, other than by a transfer by Indemnitee’s will or by the laws of descent and distribution, and, in the event of any attempted assignment or transfer contrary to this Section 14, the Company shall have no liability to pay any amount so attempted to be assigned or transferred.

15.    Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the full extent permitted by law.

16.    Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

17.    Certain Definitions. For purposes of this Agreement:

a)
a “Change in Control” shall be deemed to have occurred if (i) there shall be consummated (A) any share exchange or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s common stock (both Class A and Class B) would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company’s common stock (both Class A and Class B) immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (ii) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company, or (iii) any person (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% of the Company’s outstanding Voting Securities, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the Company’s Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company’s shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

b)	a “Claim” means any threatened, asserted, pending or completed claim, demand, action, suit or proceeding, or any inquiry or investigation, whether instituted by or in the right of the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, arbitrative, administrative, investigative or other.

c)
“Expenses” include attorneys’ and expert’s fees and expenses and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in (including on appeal) any Claim relating to any Indemnifiable Event.

d)
an “Indemnifiable Event” means any event or occurrence related to the fact that Indemnitee is or was a director of the Company, or is or was serving at the request of the Company as a director, officer, manager, trustee, agent or fiduciary of another corporation, partnership, limited liability company, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.

e)
“Independent Legal Counsel” means an attorney or firm of attorneys, selected in accordance with the provisions of Section 2, that is experienced in matters of corporate law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee, or (ii) any other party to the Claim giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Legal Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

f)
a “Reviewing Party” means any appropriate person or body consisting of a member of members of the Company’s Board of Directors or any other person or body appointed by the Company’s Board of Directors who is not a party to a particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

g)	“Voting Securities” means any securities of the Company, which vote generally in the election of directors, including, without limitation, the Class A and Class B Common Stock.

18.    Notification and Defense of Claim. Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding which may constitute a Claim hereunder, Indemnitee will, if a Claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof, whereupon:

a)	the Company will be entitled to participate therein at its own expense;

b)
except as otherwise provided below, the Company will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee, upon written notice of its election to do so. After delivery of such notice, the Company will not be liable to Indemnitee under this Agreement or the Resolutions for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense of such Claim, except as otherwise provided below. If Indemnitee elects to employ counsel in connection with such Claim, the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption shall be at the expense of Indemnitee, unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action, or (iii) the Company shall not in fact have employed counsel to assume the defense of such Claim, in each of which cases the fees and expenses of counsel shall be at the expense of the Company; and

c)
the Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent, unless such settlement solely involves the payment of money and includes a complete and unconditional release of Indemnitee from all liability on any claims that are the subject matter of such Claim. Neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

19.    Miscellaneous; Counterparts. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party that are not set forth expressly in this Agreement. References to Sections are references to Sections of this Agreement. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement this ____ day of ____________, 2___.

INTERFACE, INC.

By:_________________________
      Name:____________________
      Title:_____________________

INDEMNITEE

__________________________

      Name:_______________________
      Address:_____________________
      ____________________________